EXHIBIT 5.1

October 22, 2004

WESCO International, Inc.
WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219

     Re: Registration Statement on Form S-3

Ladies and Gentlemen:

     We have acted as counsel to WESCO International, Inc., a Delaware corporation (“WESCO International”), and its wholly owned subsidiary, WESCO Distribution, Inc., a Delaware corporation (“WESCO Distribution”), in connection with the Registration Statement on Form S-3 (the “Registration Statement”) filed by WESCO International and WESCO Distribution with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), relating to $400,000,000 aggregate initial offering price of an indeterminate amount of the following:

(i)	WESCO International’s debt securities, which may be either senior (the “WESCO International Senior Debt Securities”) or subordinated (the “WESCO International Subordinated Debt Securities” and, together with the Senior Debt Securities, the “WESCO International Debt Securities”);

(ii)	WESCO Distribution’s debt securities, which may be either senior (the “WESCO Distribution Senior Debt Securities”) or subordinated (the “WESCO Distribution Subordinated Debt Securities” and, together with the Senior Debt Securities, the “WESCO Distribution Debt Securities”);

(iii)	shares of WESCO International’s common stock, par value $0.01 (the “Common Stock”);

(iv)	shares of WESCO International’s preferred stock, par value $0.01 (the “Preferred Stock”);

(v)	warrants representing rights to purchase Common Stock, Preferred Stock or any WESCO International Debt Securities (the “Warrants”);

(vi)	depositary shares of WESCO International representing fractional interests in Preferred Stock or any WESCO International Debt Securities (the “Depositary Shares”);

(vii)	purchase contracts representing obligations to purchase from WESCO International, or obligations to sell to WESCO International, Common Stock, Preferred Stock, Warrants, Depositary Shares or WESCO International Debt Securities, or debt obligations of third parties (including U.S. Treasury Securities), an index or indices thereof or any combination thereof (the “Purchase Contracts”);

(viii)	purchase units consisting of Purchase Contracts together with Common Stock, Preferred Stock, Warrants, Depositary Shares or WESCO International Debt Securities, or debt obligations of third parties (including U.S. Treasury Securities), or any combination thereof, securing the holders’ obligations to purchase the securities under the Purchase Contracts;

(ix)	guarantees of the WESCO International Debt Securities, which may be issued by WESCO Distribution in connection with the WESCO International Debt Securities (the “WESCO Distribution Guarantees”);

(x)	guarantees of the WESCO Distribution Debt Securities, which will be issued by WESCO International in connection with the WESCO Distribution Debt Securities (the “WESCO International Guarantees” and together with the WESCO International Debt Securities, the WESCO Distribution Debt Securities, the Common Stock, the Preferred Stock, the Warrants, the Purchase Contracts, the Purchase Units and the WESCO Distribution Guarantees, the “Securities”);

as well as up to an additional $80,000,000 aggregate amount of Securities that may be registered in accordance with Rule 462(b) under the Securities Act.

     In connection with rendering the opinions set forth below, we have examined (i) the Registration Statement, including the exhibits filed therewith; (ii) WESCO International’s Restated Certificate of Incorporation; (iii) WESCO International’s Amended and Restated By-laws; (iv) WESCO Distribution’s Certificate of Incorporation, as amended through the date hereof; (v) WESCO Distribution’s By-laws; and (vi) resolutions adopted by the Board of Directors of WESCO International (the “WESCO International Board of Directors”) and the Board of Directors of WESCO Distribution (the “WESCO Distribution Board of Directors”). We have made such other investigation as we have deemed appropriate. We have examined and relied on certificates of public officials and, as to certain matters of fact that are material to our opinions, of officers of each of WESCO International and WESCO Distribution. We have not independently established any of the facts so relied on.

     For the purposes of this opinion letter, we have assumed that (i) each document submitted to us is accurate and complete; (ii) each such document that is an original is authentic; (iii) each such document that is a copy conforms to an authentic original; and (iv) all signatures (other than signatures on behalf of WESCO International or WESCO Distribution) on each such document are genuine. We have further assumed the legal capacity of natural persons, and we have assumed that each party to the documents we have examined or relied on (other than WESCO International and WESCO Distribution) has the legal capacity or authority and has satisfied all legal requirements that are applicable to that party to the extent necessary to make such documents enforceable against that party. We have not verified any of the foregoing assumptions.

     The opinions expressed in this opinion letter are limited to (i) the federal law of the United States; (ii) the law of the State of New York; and (iii) the General Corporation Law of the State of Delaware (the “DGCL”), including the statutory provisions, all applicable provisions of the Delaware Constitution and reported judicial decisions interpreting the DGCL. We are not opining on, and we assume no responsibility for, the applicability to or effect on any of the matters covered herein of (i) any other laws; (ii) the laws of any other jurisdiction; or (iii) the law of any county, municipality or other political subdivision or local governmental agency or authority.

     Based on the foregoing, and subject to the foregoing and the additional qualifications and other matters set forth below, it is our opinion that, subject to the effectiveness of the Registration Statement:

     1. Assuming the terms of such WESCO International Senior Debt Securities have been duly established in accordance with the senior debt indenture pursuant to which the WESCO International Senior Debt Securities are to be issued (the “WESCO International Senior Debt Indenture”) and so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms and the execution and delivery of the WESCO International Senior Debt Indenture and the WESCO International Senior Debt Securities, and the issuance and sale of the WESCO International Senior Debt Securities, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the WESCO International Senior Debt Indenture has been duly executed and delivered by WESCO International and the trustee to be named in the prospectus supplement relating to the offering of the WESCO International Senior Debt Securities (the “WESCO International Senior Debt Trustee”); and (iii) the WESCO International Senior Debt Securities have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the WESCO International Senior Debt Indenture and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the WESCO International Senior Debt Securities will constitute valid and binding obligations of WESCO International, enforceable against WESCO International in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     2. Assuming the terms of such WESCO International Subordinated Debt Securities have been duly established in accordance with the subordinated debt indenture pursuant to which the WESCO International Subordinated Debt Securities are to be issued (the “WESCO International Subordinated Debt Indenture”) and so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms and the execution and delivery of the WESCO International Subordinated Debt Indenture and the WESCO International Subordinated Debt Securities, and the issuance and sale of the WESCO International Subordinated Debt Securities, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the WESCO International Subordinated Indenture has been duly executed and delivered by WESCO International and the trustee to be named in the prospectus supplement relating to the offering of the WESCO International Subordinated Debt Securities (the “WESCO International Subordinated Debt Trustee”); and (iii) the WESCO International Subordinated Debt Securities have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the WESCO International Subordinated Debt Indenture and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the WESCO International Subordinated Debt Securities will constitute valid and binding obligations of WESCO International, enforceable against WESCO International in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     3. Assuming the terms of such WESCO Distribution Senior Debt Securities have been duly established in accordance with the senior debt indenture pursuant to which the WESCO Distribution Senior Debt Securities are to be issued (the “WESCO Distribution Senior Debt Indenture”) and so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO Distribution and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO Distribution, when (i) the terms and the execution and delivery of the WESCO Distribution Senior Debt Indenture and the WESCO Distribution Senior Debt Securities, and the issuance and sale of the WESCO Distribution Senior Debt Securities, have been duly authorized and approved by all necessary action of the WESCO Distribution Board of Directors, or a duly authorized committee thereof; (ii) the WESCO Distribution Senior Debt Indenture has been duly executed and delivered by WESCO Distribution and the trustee to be named in the prospectus supplement relating to the offering of the WESCO Distribution Senior Debt Securities (the “WESCO Distribution Senior Debt Trustee”); and (iii) the WESCO

Distribution Senior Debt Securities have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the WESCO Distribution Senior Debt Indenture and any other agreement or instrument binding upon WESCO Distribution, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO Distribution Board of Directors, or a duly authorized committee thereof, the WESCO Distribution Senior Debt Securities will constitute valid and binding obligations of WESCO Distribution, enforceable against WESCO Distribution in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     4. Assuming the terms of such WESCO Distribution Subordinated Debt Securities have been duly established in accordance with the subordinated debt indenture pursuant to which the WESCO Distribution Subordinated Debt Securities are to be issued (the “WESCO Distribution Subordinated Debt Indenture”) and so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO Distribution and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO Distribution, when (i) the terms and the execution and delivery of the WESCO Distribution Subordinated Debt Indenture and the WESCO Distribution Subordinated Debt Securities, and the issuance and sale of the WESCO Distribution Subordinated Debt Securities, have been duly authorized and approved by all necessary action of the WESCO Distribution Board of Directors, or a duly authorized committee thereof; (ii) the WESCO Distribution Subordinated Indenture has been duly executed and delivered by WESCO Distribution and the trustee to be named in the prospectus supplement relating to the offering of the WESCO Distribution Subordinated Debt Securities (the “WESCO Distribution Subordinated Debt Trustee”); and (iii) the WESCO Distribution Subordinated Debt Securities have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the WESCO Distribution Subordinated Debt Indenture and any other agreement or instrument binding upon WESCO Distribution, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO Distribution Board of Directors, or a duly authorized committee thereof, the WESCO Distribution Subordinated Debt Securities will constitute valid and binding obligations of WESCO Distribution, enforceable against WESCO Distribution in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     5. Assuming that (A) the execution, delivery and performance of any of the WESCO Distribution Guarantees by WESCO Distribution will not violate the laws of the State of Delaware or any other applicable laws (excepting the federal laws of the United States) and (B) the terms of the WESCO Distribution Guarantees have been duly established so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International or WESCO Distribution and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International or WESCO Distribution, when (i) the terms and the execution and delivery of the WESCO Distribution Guarantees, and the issuance thereof, have been duly authorized and approved by all necessary action of the WESCO Distribution Board of Directors, or by duly authorized committees thereof; (ii) the WESCO Distribution Guarantees have been duly executed, issued and delivered by WESCO Distribution as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the terms of the WESCO Distribution Guarantees and any other agreement or instrument binding upon WESCO International or WESCO Distribution; and (iii) the WESCO International Debt Securities underlying the WESCO Distribution Guarantees have been duly executed, authenticated, issued and delivered as contemplated in paragraphs 1 and 2 above, as applicable, the WESCO Distribution Guarantees will constitute valid and binding obligations of WESCO Distribution, enforceable against WESCO Distribution in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity) and subject to laws restricting the transfer of property or the incurring of indebtedness by corporations to or for the benefit of their stockholders.

     6. Assuming that (A) the execution, delivery and performance of the WESCO International Guarantees by WESCO International will not violate the laws of the State of Delaware or any other applicable laws (excepting the federal laws of the United States) and (B) the terms of the WESCO International Guarantees have been duly established so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO Distribution or WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO Distribution or WESCO International, when (i) the terms and the execution and delivery of the WESCO International Guarantees, and the issuance thereof, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or by duly authorized committees thereof; (ii) the WESCO International Guarantees have been duly executed, issued and delivered by WESCO International as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the terms of the WESCO International Guarantees and any other agreement or instrument binding upon WESCO Distribution or WESCO International; and (iii) the WESCO Distribution Debt Securities underlying the WESCO International Guarantees have been duly executed, authenticated, issued and delivered as contemplated in paragraphs 3 and 4 above, as applicable, the WESCO International Guarantees will constitute valid and binding obligations of WESCO International, enforceable against WESCO International in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     7. When (i) the terms of an issuance and sale of Common Stock have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof, so as not to violate any applicable law, rule or regulation or result in a default under or a breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International; and (ii) certificates for the shares of the Common Stock have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with any agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Common Stock will be validly issued, fully paid and nonassessable.

     8. Assuming the terms of such Preferred Stock have been duly established so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms of the Preferred Stock have been duly established in conformity with WESCO International’s Restated Certificate of Incorporation, as it may be amended from time to time hereafter, and the terms of the Preferred Stock and of the issuance and sale thereof have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) either a Certificate of Amendment of WESCO International’s Restated Certificate of Incorporation or a Certificate of Designation, in either case fixing and determining the terms of the Preferred Stock, has been duly filed with the Secretary of State of the State of Delaware and upon payment in full of any filing fees attendant thereto; and (iii) certificates representing the shares of the Preferred Stock have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with any agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Preferred Stock will be validly issued, fully paid and nonassessable.

     9. Assuming the terms of such Warrants have been duly established in accordance with the applicable warrant agreement (the “Warrant Agreement”) so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms and the execution and delivery of the Warrant Agreement relating to any Warrants and the terms of the Warrants, and of their issuance and sale, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the Warrant Agreement relating to the

Warrants has been duly executed and delivered by WESCO International and such warrant agent as shall have been appointed by WESCO International with respect thereto; and (iii) the Warrants or certificates representing the Warrants, as the case may be, have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the terms of the applicable Warrant Agreement and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable Warrant Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Warrants will constitute valid and binding obligations of WESCO International, enforceable against WESCO International in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     10. Assuming the terms of such Depositary Shares have been duly established in accordance with the applicable deposit agreement (the “Deposit Agreement”) so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms and the execution and delivery of the Deposit Agreement relating to any Depositary Shares and the terms of the Depositary Shares and of their issuance and sale have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the Depositary Agreement relating to the Depositary Shares and the depositary receipts evidencing the Depositary Shares (the “Depositary Receipts”) have been duly executed and delivered by WESCO International and such depositary as shall have been duly appointed by WESCO International with respect thereto (the “Depositary”); (iii)(a) if any shares of Preferred Stock relate to such Depositary Shares, such shares of Preferred Stock have been duly authorized and are validly issued, fully paid and non-assessable as contemplated in paragraph 9 above; (b) if any WESCO International Senior Debt Securities relate to such Depositary Shares, (1) the WESCO International Senior Debt Indenture has been duly authorized, authenticated (if required), executed and delivered by WESCO International and the WESCO International Senior Debt Trustee, as contemplated in paragraph 1 above, and (2) any such WESCO International Senior Debt Securities have been duly authorized, authenticated (if required), executed, delivered and issued as contemplated in paragraph 1 above; and (c) if any WESCO International Subordinated Debt Securities relate to such Depositary Shares, (1) the WESCO International Subordinated Debt Indenture has been duly authorized, authenticated (if required), executed and delivered by WESCO International and the WESCO International Subordinated Debt Trustee, as contemplated in paragraph 2 above, and (2) any such WESCO International Subordinated Debt Securities have been duly authorized, executed, authenticated (if required), delivered and issued as contemplated in paragraph 2 above; (iv) the shares of Preferred Stock or the WESCO International Debt Securities, as the case may be, relating to such Depositary Shares have been deposited with the Depositary in accordance with the applicable Deposit Agreement; and (v) the

Depositary Receipts have been duly executed, countersigned, registered and delivered, as contemplated by the Registration Statement and any prospectus supplement related thereto and in accordance with the applicable Deposit Agreement and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable Deposit Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Depositary Shares will be validly issued and will entitle the holders thereof to the rights specified therein and in the applicable Deposit Agreement.

     11. Assuming the terms of such Purchase Contracts have been duly established in accordance with the applicable purchase contract agreement (the “Purchase Contract Agreement”) so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, when (i) the terms and the execution and delivery of the Purchase Contract Agreement relating to any Purchase Contracts and the terms of the Purchase Contracts, and of their issuance and sale, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the Purchase Contract Agreement relating to the Purchase Contracts has been duly executed and delivered by WESCO International and such purchase contract agent as shall have been appointed by WESCO International with respect thereto; and (iii) the Purchase Contracts or certificates representing the Purchase Contracts, as the case may be, have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the terms of the applicable Purchase Contract Agreement and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable Purchase Contract Agreement and the applicable definitive purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Purchase Contracts will constitute valid and binding obligations of WESCO International enforceable against WESCO International in accordance with their terms (subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally, and to the exercise of judicial discretion in accordance with general principles of equity, whether applied by a court of law or equity).

     12. Assuming that (A) the combination of the securities of which such Purchase Units consist has been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof, (B) the terms of such Purchase Units have been duly established in accordance with the applicable purchase unit agreement (the “Purchase Unit Agreement”) so as not to violate any applicable law, rule or regulation or result in a default under or breach of any agreement or instrument binding upon WESCO International and so as to comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over WESCO International, (C) any WESCO International Debt Securities that form a part of such Purchase Units are validly issued and constitute valid and binding obligations of WESCO International, enforceable against

WESCO International in accordance with their respective terms, as contemplated in paragraphs 1 and 2 above, as applicable, (D) if applicable, any WESCO Distribution Guarantees of WESCO International Debt Securities that form a part of such Purchase Unites are validly issued and constitute valid and binding obligations of WESCO Distribution in accordance with their respective terms, as contemplated in paragraph 4 above, (E) any Warrants or Purchase Contracts that form a part of such Purchase Units constitute valid and binding obligations of WESCO International in accordance with their respective terms, as contemplated in paragraphs 9 and 11 above, respectively, as applicable, (F) any Preferred Stock or Common Stock that form a part of such Purchase Units are validly issued, fully paid and nonassesable, as contemplated in paragraphs 7 and 8 above, respectively, as applicable, (G) any Depositary Shares that form a part of such Purchase Units are validly issued and entitle the holders thereof to the rights specified therein and in the applicable Deposit Agreement, as contemplated in paragraph 10 above, and (H) any debt obligations, including any U.S. Treasury Securities, of third parties that form a part of such Purchase Units have been duly authorized, executed, authenticated (if required), issued and delivered in accordance with their respective terms, when (i) the terms and the execution and delivery of the Purchase Unit Agreement relating to any Purchase Units and the terms of the Purchase Units, and of their issuance and sale, have been duly authorized and approved by all necessary action of the WESCO International Board of Directors, or a duly authorized committee thereof; (ii) the Purchase Unit Agreement relating to the Purchase Units has been duly executed and delivered by WESCO International and such purchase unit agent as shall be appointed by WESCO International with respect thereto; and (iii) the Purchase Units or certificates representing the Purchase Units, as the case may be, have been duly executed, authenticated (if required), issued and delivered as contemplated by the Registration Statement and any prospectus supplement relating thereto and in accordance with the terms of the applicable Purchase Unit Agreement and any other agreement or instrument binding upon WESCO International, upon payment of the consideration fixed therefor in accordance with the applicable Purchase Unit Agreement and the applicable purchase, underwriting or similar agreement approved by the WESCO International Board of Directors, or a duly authorized committee thereof, the Purchase Units will be duly authorized and validly issued.

     13. If any Securities are issuable (the “Issuable Securities”) upon settlement, exercise, conversion or exchange of any other Securities (the “Initial Securities”) pursuant to the terms thereof, when (i) the terms of the issuance of the Issuable Securities have been duly authorized and approved as provided in paragraphs 1 through 12 above, as the case may be; and (ii) the Issuable Securities have been issued upon settlement, exercise, conversion or exchange, as the case may be, of Initial Securities as contemplated by the Registration Statement and any prospectus supplement relating thereto, in accordance with the terms of the applicable Initial Securities, the Issuable Securities and any agreement or instrument binding upon WESCO International or WESCO Distribution, as the case may be, and so as not to violate any applicable law, rule or regulation or result in a default under or a violation of any agreement or instrument binding upon WESCO International or WESCO Distribution, as the case may be, and so as to comply with any applicable requirement or restriction imposed by any court or governmental authority having jurisdiction over WESCO International or WESCO Distribution, as the case may be, upon such issuance, the Issuable Securities so issued will be duly authorized, validly issued, fully paid and nonassessable.

     Regarding the WESCO International Guarantees and the WESCO Distribution Guarantees in particular, we note that guarantees are subject to particularly close scrutiny and strict construction. Further, any waiver of defenses by WESCO International with respect to WESCO International Guarantees or by WESCO Distribution with respect to WESCO Distribution Guarantees, as the case may be, may be enforceable as to defenses which WESCO International or WESCO Distribution, as the case may be, could raise under the WESCO International Senior Debt Indenture, the WESCO International Subordinated Debt Indenture, the WESCO Distribution Senior Debt Indenture or the WESCO Distribution Subordinated Debt Indenture, as the case may be, but may not be enforceable as to defenses which could be raised by WESCO International with respect to WESCO International Guarantees, or by WESCO Distribution with respect to WESCO Distribution Guarantees, alone.

     We assume no obligation to update or supplement any of our opinions to reflect any changes of law or fact that may occur.

     We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the reference to our firm under the heading “Legal Matters” in the Prospectus forming a part thereof and to the incorporation by reference of this opinion letter and consent as exhibits to any registration statement filed in accordance with Rule 462(b) under the Securities Act relating to the Securities. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Yours truly,

/s/ KIRKPATRICK & LOCKHART LLP